Short-term Loan	12 Months Ended
Dec. 31, 2018
Short-term Loan
Short-term Loan

12.Short-term  Loan

As of December 31, 2017 and 2018, the short-term loan balances represent short-term loan arrangements with banks which were repayable within a maturity term ranging from one month to one  year and charged at a fixed interest rates ranging from 0.78% to 2.42%  and 0.74% to 4.57% per annum, respectively.  As of December 31, 2017 and 2018, the weighted average interest rate for the outstanding short-term loans was approximately 2.13% and 3.14%, respectively. The short-term loan are denominated in US$, EUR, HK$,  JPY or CNY.

As of December 31, 2017  and 2018, certain short-term loans were secured by RMB deposits of the Group in onshore branches of the banks in the amount of  RMB4,091.0 million and RMB2,695.0 million (US$392.0 million), which was recognized as restricted cash (see Note 2(f)).

On August 9, 2018, the Group entered into a three year US$500 million syndicated facility agreement with a group of four mandated lead arrangers and bookrunners. The facility is priced at 95 basis points over London interbank offered rate (“LIBOR”) and has a commitment fee of 0.20% on the undrawn portion. There were US$100 million of borrowings outstanding under the syndicated facility as of December 31, 2018. The Group was subject to certain covenants under the syndicated facility agreement and was in compliance with these covenants as of December 31, 2018.

In 2018, the Group also entered into several uncommitted loan credit facility agreements provided by certain financial institution. As at December 31, 2018,  US$933.5 million of such credit facilities has not been utilized.

In the year ended December 31, 2018, the Company also entered into several guarantee agreements in the aggregate amount of US$785.0 million in respect of certain credit facilities taken by its subsidiaries. As at December 31, 2018, US$177.6 million of such credit facilities had not been utilized.